LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

COLLECTION PERIOD:                        AUGUST 1-31, 2004                   PAYMENT DATE:    SEP 15 2004
DETERMINATION DATE:                       SEP 08 2004                         REPORT BRANCH:   2042
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                                                                                                                        OVERCOLLAT-
INITIAL DEAL                                 TOTAL          CLASS A-1       CLASS A-2       CLASS A-3      CLASS A-4    ERALIZATION
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Class Percentages                                100.00%         16.46%          39.20%          22.74%         19.60%         2.00%
Initial Pool Balance                     224,144,683.55  36,903,180.70   87,864,715.95   50,961,535.25  43,932,357.98  4,482,893.67
Prefunding                                30,957,357.27   5,096,819.30   12,135,284.05    7,038,464.75   6,067,642.02    619,147.15
Total Balance                            255,102,040.82  42,000,000.00  100,000,000.00   58,000,000.00  50,000,000.00  5,102,040.82
Note Balance Total                       250,000,000.00  42,000,000.00  100,000,000.00   58,000,000.00  50,000,000.00
Number of Contracts                              12,318
Class Pass Through Rates                                       1.57625%           2.65%           3.46%          4.05%
Servicing Fee Rate                              1.75000%
Indenture Trustee Fee                           0.00300%
Custodian Fee                                   0.02000%
Backup Servicer Fee                             0.02000%
Insurance Premium Fee                           0.29000%
Demand Note Rate                                6.00000%

Initial Weighted Average APR                     10.042%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                      0.000%
Initial Weighted Average Adjusted APR
      (net of Monthly Dealer
      Participation) of Remaining Portfolio      10.042%

Initial Weighted Average Remaining Term           65.00
Initial Weighted Average Original Term            68.00

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CURRENT MONTH CERTIFICATE                                                                                                OVERCOLLAT-
     BALANCES                                  TOTAL         CLASS A-1      CLASS A-2        CLASS A-3      CLASS A-4    ERALIZATION
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BOP:
Prior Month Pool Balance                  216,839,941.65   29,598,438.79   87,864,715.95   50,961,535.25 43,932,357.98  4,482,893.67
Prefunding Pool Balance                    30,957,357.27    5,096,819.30   12,135,284.05    7,038,464.75  6,067,642.02    619,147.15
Total Pool Balance                        247,797,298.92   34,695,258.09  100,000,000.00   58,000,000.00 50,000,000.00  5,102,040.82
Total Note Balance                        241,677,377.03   33,677,377.03  100,000,000.00   58,000,000.00 50,000,000.00

EOP:
Number of Current Month Closed Contracts             291
Number of Reopened Loans                               -
Number of Contracts - EOP                         13,499
Pool Balance  -  EOP                      239,436,144.42   26,334,103.59  100,000,000.00   58,000,000.00 50,000,000.00  5,102,040.82
Prefunding Pool Balance                                -               -               -               -             -          0.00
Total Pool Balance  -  EOP                239,436,144.42   26,334,103.59  100,000,000.00   58,000,000.00 50,000,000.00  5,102,040.82
Total Note Balance - EOP                  232,262,637.32   24,262,637.32  100,000,000.00   58,000,000.00 50,000,000.00

Class Collateral Pool Factors                 0.92905055      0.57768184      1.00000000      1.00000000    1.00000000

Weighted Average APR of Remaining Portfolio     10.06986%
Weighted Average Monthly Dealer
      Participation Fee Rate                     0.00001%
Weighted Average Adjusted APR
     (net of Monthly Dealer
     Participation) of Remaining Portfolio      10.06985%
Weighted Average Remaining Term                    63.29
Weighted Average Original Term                     67.76

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B
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TOTAL DISTRIBUTION AMOUNT                                                                          CONTRACTS
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     Monthly Payments:       Principal                                                 3,628,004.88
                             Interest                                                  2,075,938.36
     Early Payoffs:          Principal Collected                                       4,188,247.42
                             Early Payoff Excess Servicing Compensation                      326.03
                             Early Payoff Principal Net of Rule of 78s Adj.            4,187,921.39             266
                             Interest                                                     38,885.98
     Liquidated Receivable:  Principal Collected                                          21,994.77
                             Liquidated Receivable Excess Servicing Compensation               0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.      21,994.77               8
                             Interest                                                        309.00
     Purchase Amount:        Principal                                                   431,503.12              17
                             Interest                                                      5,520.01
                                          Total Principal                              8,269,424.16
                                          Total Interest                               2,120,653.35
                                          Total Principal and Interest                10,390,077.51
     Recoveries                                                                           25,143.58
     Excess Servicing Compensation                                                           326.03
     Late Fees & Miscellaneous Fees                                                       34,157.48
     Collection Account Customer Cash                                                 10,449,704.60
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                  5,308.24
     Prefunding Account Investment Income                                                      0.00
     Mandatory Special Redemption                                                          1,286.98
     Negative Carry Amount                                                                     0.00
     Available Funds                                                                  10,456,299.82

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                                                                                 DISTRIBUTION       SHORTFALL / DRAW
DISTRIBUTION                                                                        AMOUNT          DEFICIENCY CLAIM
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                                                                                 10,456,299.82
Monthly Dealer Participation Fee                                         1.32    10,456,298.50            0.00
Prior Unpaid Dealer Participation Fee                                    0.00    10,456,298.50
Servicing Fees:              Current Month Servicing Fee           316,224.91
                             Prior Period Unpaid Servicing Fee           0.00
                             Late Fees & Miscellaneous Fees         34,157.48
                             Excess Servicing Compensation             326.03
                                          Total Servicing Fees:    350,708.42    10,105,590.08            0.00
Indenture Trustee Fee                                                  604.19    10,104,985.89            0.00
Custodian Fee                                                        3,614.00    10,101,371.89            0.00
Backup Servicer Fee                                                  3,614.00    10,097,757.89            0.00
Prior Unpaid Indenture Trustee Fee                                       0.00    10,097,757.89            0.00
Prior Unpaid Custodian Fee                                               0.00    10,097,757.89            0.00
Prior Unpaid Backup Servicer Fee                                         0.00    10,097,757.89            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B
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                                                                              DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                           AMOUNT         DEFICIENCY CLAIM
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Class A-1 Note Interest:     Current Month                      44,236.64    10,053,521.25            0.00
                             Prior Carryover Shortfall               0.00    10,053,521.25
Class A-2 Note Interest:     Current Month                     220,833.33     9,832,687.92            0.00
                             Prior Carryover Shortfall               0.00     9,832,687.92
Class A-3 Note Interest:     Current Month                     167,233.33     9,665,454.59            0.00
                             Prior Carryover Shortfall               0.00     9,665,454.59
Class A-4 Note Interest:     Current Month                     168,750.00     9,496,704.59            0.00
                             Prior Carryover Shortfall               0.00     9,496,704.59
Principal Payment Amount:    Current Month                   2,241,232.61     7,255,471.98            0.00
                             Prior Carryover Shortfall               0.00     7,255,471.98
Certificate Insurer:         Reimbursement Obligations               0.00     7,255,471.98            0.00
                             Premium                            56,130.56     7,199,341.42            0.00

Demand Note Interest Payment Amount

                             Current Month                      28,698.83     7,170,642.59            0.00
                             Prior Carryover Shortfall               0.00     7,170,642.59            0.00
Demand Note                  Reimbursement                           0.00     7,170,642.59            0.00
Expenses:                    Trust Collateral Agent                  0.00     7,170,642.59            0.00
                             Indenture Trustee                       0.00     7,170,642.59            0.00
                             Backup Servicer                         0.00     7,170,642.59            0.00
                             Custodian                               0.00     7,170,642.59            0.00
Distribution to (from) the Spread Account                    7,170,642.59             0.00

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LIQUIDATED RECEIVABLES
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                                                                                                     Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                             Balance         Units

     BOP Liquidated Receivable Principal Balance  112,438.13              BOP Cram Down loss Balance     0.00          0.00
     Current Month Cram Down Loss                       0.00              Current Month Cram Down Loss   0.00          0.00
     Liquidation Principal Proceeds                21,994.77
     Principal Loss                                90,443.36
     Prior Month Cumulative Principal Loss LTD          0.00
     Cumulative Principal Loss LTD                 90,443.36              Cumulative Cram Down Loss      0.00          0.00

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STATISTICAL INFORMATION
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DELINQUENCY STATUS:          # OF CONTRACTS    AMOUNT      % OF TOTAL POOL BALANCE

     Current                       11,766  213,977,443.91          89.37%
     1-29 Days                      1,631   24,652,672.92          10.30%
     30-59 Days                        82      618,667.96           0.26%
     60-89 Days                        20      187,359.63           0.08%
     90-119 Days                        0               -           0.00%
     120 Days or More                   0               -           0.00%
                       Total       13,499  239,436,144.42         100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B
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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                              Trigger         Trigger     Event of Default    Event of
                             Current Month   Threshold         Event         Threshold         Default

Average Delinquency Ratio        0.27145%      5.25%            NO             7.25%             NO
Cumulative Default Rate             0.04%      1.79%            NO             2.08%             NO
Cumulative Loss Rate                0.03%      0.90%            NO             1.15%             NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:

                          CERTIFICATE INVENTORY                                           RECOVERY INVENTORY
                             # OF CONTRACTS      AMOUNT *                                   # OF CONTRACTS      AMOUNT *

Prior Month Inventory                   2       51,748.94            Prior Month Inventory               0          0.00
Repurchased                             0            0.00                      Repurchased               0          0.00
Adjusted Prior Month Inventory          2       51,748.94   Adjusted Prior Month Inventory               0          0.00
Current Month Repos                     5       51,532.01              Current Month Repos               3     83,310.41
Repos Actually Liquidated               3       65,512.80     Repos from Trust Liquidation               0          0.00
Repos Liquidated at 60+ or 150+         0            0.00        Repos Actually Liquidated               2     64,644.41
Dealer Payoff                           0            0.00                    Dealer Payoff               0          0.00
Redeemed / Cured                        1            0.00                 Redeemed / Cured               0          0.00
Purchased Repos                         0            0.00                  Purchased Repos               0          0.00
Current Month Inventory                 3       37,768.15          Current Month Inventory               1     18,666.00

                     * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                             # OF CONTRACTS        AMOUNT
Current Month Balance                   8      112,438.13
Cumulative Balance                      8      112,438.13
Current Month Proceeds                          22,303.77
Cumulative Proceeds                             22,303.77
Current Month Recoveries                        25,143.58
Cumulative Recoveries                           25,143.58

                                           RECEIVABLES LIQUIDATED AT 150 OR
                                           MORE DAYS DELINQUENT, 60 OR MORE
                                           DAYS PAST THE DATE AVAILABLE FOR SALE             CUMULATIVE RECEIVABLES
                                           AND BY ELECTION:                                  LIQUIDATED AT 150+ AND 60+:

                                                  Balance           Units                          Balance         Units
Prior Month                                          0.00               0                             0.00             0
Current Trust Liquidation Balance                    0.00               0                             0.00             0
Current Monthly Principal Payments                   0.00
Cram Down Loss                                       0.00
Reopened Loan Due to NSF                        14,133.76               1
Current Repurchases                                  0.00               0
Current Recovery Sale Proceeds                       0.00               0
Deficiency Balance of Sold Vehicles                  0.00
EOP                                             14,133.76               1                             0.00             0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B
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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                            REQUISITE AMOUNT:   3,826,511.30
Initial Deposit                                              3,362,170.25
BOP Balance                                                  3,362,170.25
Subsequent Transfer Required Deposit                           464,341.05
Remaining Distribution Amount                                7,170,642.59
Investment Income                                                2,864.51
Current Month Draw                                                      -
EOP Balance Prior to Distribution                           11,000,018.40

Spread Account Release Amount                                7,173,507.10

EOP Balance                                                  3,826,511.30

     Class A Principal Payment Amount                        7,173,507.10
     Demand Note Supplemental Interest Payment Amount                0.00
     Class R Certificateholder Distribution                          0.00

           DEMAND NOTE

     Demand Note Initial Balance                             5,043,255.38
     Subsequent Transfer                                       696,511.58
     Demand Note Amount                                      5,739,766.96

     OVERCOLLATERALIZATION AMOUNT                            7,173,507.10

     CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                 16,739,785.37            6.99%

     REQUIRED TOTAL ENHANCEMENT AMOUNT                      23,943,614.44           10.00%

PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                        30,957,357.27
     BOP Balance                                            30,957,357.27
     Subsequent Transfer                                   (30,956,070.29)
     Investment Income Earned                                   13,984.49
     Investment Income Deposited to Note Account                        -
     Mandatory Special Redemption                               (1,286.98)
     Remaining Prefunding Balance                                                13,984.49
     Undistributed Investment Income                                                     -
     EOP Balance Before Release to Servicer                                      13,984.49
     Prefunding Account Balance Released to Servicer            13,984.49
     EOP Balance                                                        -

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

     CAPITALIZED INTEREST ACCOUNT RECONCILIATION

     Initial Deposit                                           193,560.88
     BOP Balance                                               121,088.40
     Current Month Negative Carry                                       -
     Investment Income                                             118.79
     EOP Balance Prior to Release                              121,207.19
     Capitalized Interest Account Balance Released to Servicer 121,207.19
     EOP Balance                                                        -

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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         CUMULATIVE LOSS:                                       CUMULATIVE GROSS DEFAULT:
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           UP TO MONTH     TRIGGER EVENT  EVENT OF DEFAULT       UP TO MONTH    TRIGGER EVENT        EVENT OF DEFAULT

                3               0.90%          1.15%                   3            1.79%                 2.08%
                6               1.79%          2.10%                   6            3.58%                 3.81%
                9               2.24%          2.67%                   9            4.26%                 4.85%
               12               3.58%          3.81%                  12            6.72%                 6.92%
               15               4.07%          4.33%                  15            7.74%                 7.87%
               18               4.89%          5.19%                  18            9.78%                 9.44%
               21               5.33%          6.06%                  21           10.26%                11.02%
               24               5.91%          6.58%                  24           10.74%                11.96%
               27               6.29%          7.10%                  27           11.43%                12.91%
               30               6.86%          7.61%                  30           12.47%                13.84%
               33               7.24%          8.14%                  33           13.16%                14.79%
               36               7.62%          8.48%                  36           13.85%                15.42%
               39               7.81%          8.65%                  39           14.20%                15.73%
               42               8.00%          9.00%                  42           14.54%                16.36%
               45               8.00%          9.00%                  45           14.54%                16.36%
               48               8.00%          9.00%                  48           14.54%                16.36%
               51               8.00%          9.00%                  51           14.54%                16.36%
               54               8.00%          9.00%                  54           14.54%                16.36%
               57               8.00%          9.00%                  57           14.54%                16.36%
               60               8.00%          9.00%                  60           14.54%                16.36%
               63               8.00%          9.00%                  63           14.54%                16.36%
               66               8.00%          9.00%                  66           14.54%                16.36%
               69               8.00%          9.00%                  69           14.54%                16.36%
               72               8.00%          9.00%                  72           14.54%                16.36%
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     AVERAGE DELINQUENCY RATIO:
     --------------------------------------------------------
     UP TO MONTH             TRIGGER EVENT   EVENT OF DEFAULT
                   12            5.25%            7.25%
                   24            6.25%            8.25%
                   72            7.25%            9.25%
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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of August 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated July 1, 2004.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller